Exhibit 10.21

CONFIDENTIAL TREATMENT REQUEST
Confidential	Phoenix Agreement Number: 73210100
Lenovo Agreement Number 4907L10470

TECHNOLOGY LICENSE AND SERVICES AGREEMENT
This Technology License and Services Agreement (“Agreement”) is entered into as of April 26, 2007 (the “Agreement Effective Date”) by and between Phoenix Technologies Ltd., having an office at 915 Murphy Ranch Road, Milpitas, California 95035 U.S.A. (“Phoenix”), and Lenovo (Singapore) Pte. Ltd., having an office at 151, Lorong Chuan, #02-01, New Tech Park, Singapore 556741 (“Licensee”). In consideration of the benefits and obligations exchanged in this Agreement, the parties agree as follows:
1.	CERTAIN DEFINED TERMS. All terms in this Agreement with initial capitals have the meanings set forth in Attachment II — Definitions, unless defined elsewhere. All defined terms in singular form shall include the plural meanings of such terms and vice versa, if applicable. All references to a Section, Attachment or Amendment mean a section, attachment or amendment of this Agreement. All references to this Agreement include all attachments, exhibits, exhibit amendments, and amendments.

2.	LICENSE GRANT.

2.1	Subject to the additional restrictions and obligations as set forth in Section 3 and Attachment III – Program (Object Code) License of this Agreement, Phoenix grants Licensee and its Affiliates a non-exclusive, non-transferable, worldwide and royalty bearing license to: (a) use, reproduce, have reproduced, perform, display and distribute the Programs, but solely for use with or incorporation into Licensee Products; and (b) provide the Programs to TPDs and Contract Manufacturers to use, reproduce, have reproduced, perform and display and distribute the Programs for use with or incorporation into Licensee Products, on behalf of Licensee and its Affiliates, pursuant to provisions consistent with the terms of this Agreement.

2.1.1 Licensee and its Affiliates shall be authorized to post a copy of the Programs licensed pursuant to the provisions of this Agreement, for purposes of providing upgrades and support to end users of the Programs on: (a) electronic media, such as Licensee’s website, Affiliate’s website or secure FTP site and/or (b) physical media such as CD-ROM.

2.1.2 Licensee agrees to be responsible and liable for the actions of such Affiliates, TPD and Contract Manufacturers, as relates to the rights granted to such parties, as set forth in this Agreement.

2.2	Phoenix grants Licensee and its Affiliates a non-exclusive, non-transferable license to: (a) use the Tools, pursuant to the provisions set forth in Attachment IV – Tool License of this Agreement and subject to the applicable fees for such use; and (b) internally use the Source Code, pursuant to the provisions set forth in Attachment VII – Source Code License of this Agreement and subject to applicable fees for such use.

2.3	The licenses granted in this Agreement are subject to all terms, conditions, requirements, restrictions and limitations set forth in this Agreement. All rights not expressly granted are reserved by Phoenix.

2.4	Phoenix agrees to provide services to Licensee for: (a) engineering services, pursuant to the provisions set forth in Attachment V – Engineering Services of this Agreement and subject to the applicable fees for such services; (b) maintenance, pursuant to the provisions set forth in Attachment VIII – Maintenance of this Agreement and subject to the applicable fees for such services; and (c) CSS standard support services, pursuant to the provisions set forth in Attachment – CSS Standard Support Services Program of this Agreement and subject to the applicable fees for such services.

2.5	For purposes of clarification, Licensee and its Affiliates shall receive only those licenses or services pursuant to the provisions of this Agreement when: (a) the specific Program license, Tool license or Source Code license and applicable fees; and/or (b) specific services and applicable fees are set forth in an Attachment or Amendment to this Agreement; and such Attachment or Amendment may set forth special requirements particular to such licenses and services.

2.6	The parties agree that the provisions of this Agreement, as relates to the Phoenix Deliverables made by Phoenix to Licensee and any Services performed by Phoenix for Licensee, shall be applicable, even if delivered or performed prior to the Agreement Effective Date.

3.	USE RESTRICTIONS. Licensee or any of Licensee’s Affiliates shall not, nor shall they authorize any third party (including TPDs and Contract Manufacturers) to: (a) sublicense, sell, or otherwise distribute any Program copies separately from Licensee Products except as provided in Section 2.1.1; (b) alter, remove, disable or suppress the display of any end-user license agreement, copyright, trademark, trade name, logo or trade dress included as part of the Programs, except as may otherwise be agreed by the parties in writing; or (c) modify (except as otherwise set forth in this Agreement), translate, reverse assemble, decompile, or disassemble any Programs.

4.0	ADDITIONAL DELIVERABLES.

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUEST
Confidential	Phoenix Agreement Number: 73210100
Lenovo Agreement Number 4907L10470
4.1	The parties may subsequently add Deliverables, services and/or other items available by Phoenix, to this Agreement using any one of the following methods:

Method I: (a) Licensee issues a purchase order to Phoenix for such Deliverables, services and/or other items, referencing this Agreement; (b) Phoenix issues an invoice to Licensee; (c) Phoenix delivers the relevant Deliverables, services and/or other items to Licensee; and (d) Licensee pays Phoenix the applicable fees. Each invoice issued by Phoenix in response to Licensee’s purchase order shall constitute an Amendment to this Agreement. For purposes of clarification, a purchase order from Licensee will be issued only for renewal of any licenses and services, as set forth in an Attachment or Amendment to this Agreement.

Method II: (a) Phoenix and Licensee execute an Amendment to this Agreement to include such new Deliverables and services and/or other items, as applicable; (b) Phoenix delivers the relevant Deliverables, services and/or other items to Licensee; and (c) Licensee pays Phoenix the fees, as applicable, per the payment method as set forth in such Amendment to this Agreement.

Method III: (a) Phoenix and Licensee execute an Authorization Form or Evaluation/Beta Product Form, as set forth in Attachment X – Document Forms, to this Agreement to include such new Deliverables and/or other items, as applicable, (b) Phoenix delivers the relevant Deliverables, and/or other items to Licensee; and (c) Licensee pays Phoenix the fees per the payment method as set forth in such Authorization Form or Evaluation/Beta Product Form to this Agreement, as applicable. The parties agree that upon signature by both parties such forms shall be considered Amendment(s) to this Agreement. The parties agree that such form, may be updated by Phoenix, from time to time.

4.2	Notwithstanding anything to the contrary in this Section 4 or in this Agreement, the parties agree that this Agreement be controlling over any additional or different terms and conditions of any invoice, acknowledgement, purchase order or other business forms used by either party (“Other Provisions”), even if accepted in writing by both parties. The terms and conditions of such Other Provisions will have no effect on the rights, duties or obligations of the parties with respect to any subsequent Deliverables, services, and/or other items available from Phoenix, regardless of the failure of either party to object to those terms or conditions.

4.3	The parties agree that all subsequent Deliverables, services, and/or other items provided by Phoenix to Licensee shall be subject to the terms of this Agreement (unless otherwise provided in a written agreement duly executed by an authorized representative of each party).

5.	FEES AND PAYMENT TERMS.

5.1	Licensee will pay Phoenix all fees in accordance with the terms of this Agreement. Except as otherwise specified in this Agreement, Licensee will pay all amounts due on net [***] day terms from receipt of a valid invoice from Phoenix, in United States currency. All amounts due under this Agreement are non-cancelable, and are an absolute commitment.

5.2	Licensee agrees to pay Phoenix the per-Program copy royalty set forth in this Agreement (“Royalties”) for each copy of a Program distributed on a Licensee Product. Licensee will account for and pay all Royalties owed to Phoenix by submitting [***] Royalty reports to Phoenix, in a form reasonably acceptable to Phoenix. Each such report shall be provided to Phoenix within [***] and, such report shall accurately set forth the number of Program copies reproduced on Licensee Products during the subject [***]. With each Royalty report, Licensee will submit payment for all Royalties due Phoenix pursuant to such report. Licensee’s obligation to furnish [***] Royalty reports and to make [***] Royalty payments to Phoenix will continue for as long as Licensee distributes any Programs on Licensee Products. Royalty reports are required even if Licensee reports no distribution of any Programs during a particular quarter. If Licensee completely stops distributing Programs, Licensee will promptly provide Phoenix with a final [***] Royalty report, a final Royalty payment for the full amount of all Royalties due, and a written certification that Licensee has stopped all distribution of Programs on Licensee Products.

5.2.1 In the event that there is an error in royalty reporting, Licensee may adjust (for overpayment or underpayment) the Royalties due by Licensee to Phoenix, as set forth in Licensee’s next Royalty Report provided to Phoenix.

5.3	No per copy royalties shall be due and payable by Licensee to Phoenix, pursuant to this Section 5, with respect to Program copies which are: (a) used or distributed internally for software development (including Licensee’s TPDs who are performing services on Licensee’s behalf); (b) used or distributed for demonstration, marketing or training purposes; (c) used for backup or archival purposes; (d) used for manufacturing or testing purposes by Licensee or Contract Manufacturers; (e) used to repair, fix an error, provide a defective copy or maintain a Licensee Product which incorporates a Program; or (f) distributed to an existing customer as an upgrade to their existing copy of a Program, provided Licensee has not obtained any revenue for such upgrade.

5.4	During the term of this Agreement and for a period of [***] thereafter, Licensee agrees that Phoenix may hire an independent accounting firm, mutually agreed by the

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUEST Confidential	Phoenix Agreement Number: 73210100 Lenovo Agreement Number 4907L10470
parties (“Auditor”), to audit all relevant books and records for the sole purpose of determining Licensee’s compliance with the payment of per Program license fee obligations set forth in this Agreement. Such Auditor shall: (a) execute the appropriate standard confidentiality agreement with Licensee, prior to conducting such audit; and (b) report to Phoenix only such information obtained during the course of such audit as is necessary to determine whether the payments made by Licensee hereunder are correct. Phoenix shall cause such audit to be conducted no more than once in any [***] period. Any such audit will be conducted at Licensee’s premises during regular business hours, after [***] days notice, and in a manner that will not unduly interfere with Licensee’s normal business practices. Licensee will provide all reasonable assistance and cooperation that Phoenix may request during any audit. Licensee will promptly pay Phoenix the full amount of any underpayment revealed by an audit, and [***], Licensee shall promptly reimburse Phoenix for the reasonable cost of such audit.
5.5	[***]. In no event shall Licensee be responsible for taxes computed upon Phoenix’s net income, net worth, or gross receipts. [***].
5.5.1	[***]

5.5.2	[***]
6.	DELIVERY. Unless otherwise set forth in this Agreement, Phoenix will deliver the Deliverables to Licensee within [***] days after final execution of this Agreement, an Amendment, or in response to Licensee providing a purchase order to Phoenix. If delivery is via common carrier, then it will be FOB, origin Phoenix’s facility. If delivery is via Phoenix’s WWW or FTP site or service provider, then: (a) Phoenix will provide Licensee with all information needed to download such Deliverables; and (b) Licensee shall be deemed to have downloaded and taken possession of all Deliverables on the same date Phoenix provides Licensee with the information required to complete such download.
7.	OWNERSHIP.
7.1	All Deliverables and Modifications, made by Phoenix or on behalf of Phoenix, are the proprietary property of Phoenix and/or its suppliers. Except to the extent expressly authorized in this Agreement, Licensee shall have no right to, nor shall it authorize any third party (including Affiliates, TPDs and Contract Manufacturers) to: sell, assign, lease, transfer, encumber, or otherwise suffer to exist any lien or security interest on the Deliverables (or Modifications, made by Phoenix or on behalf of Phoenix).
7.2	[***]

8.	WARRANTIES AND DISCLAIMERS.

8.1	Phoenix warrants and represents to Licensee that, as of the Agreement Effective Date, it owns or has sufficient right, title, and interest in and to the Deliverables to grant the licenses, and other rights granted to Licensee by Phoenix under this Agreement. [***]

8.2	Phoenix warrants and represents to Licensee that, to the best of its knowledge, it owns or has sufficient right, title and interest in and to the trademarks, trade names, logos and trade dress included as part of the Deliverables.

8.3	Phoenix warrants to Licensee that the Deliverables, in their unmodified form and when used as authorized under this Agreement, will perform materially in accordance with the Phoenix Specifications for a period of [***] from the date of initial delivery of the Deliverables to Licensee (the “Warranty Period”). If, during the Warranty Period, the Deliverables do not perform materially in accordance with their Specifications, Phoenix shall use commercially reasonable efforts to rectify the non-conformity. If Phoenix determines that the preceding option is commercially impractical, then Phoenix shall [***] and in such event, any licenses granted by Phoenix to Licensee for such Deliverables shall terminate. THE PROVISIONS OF THIS SECTION 8.3 STATE THE SOLE AND EXCLUSIVE REMEDIES AVAILABLE TO LICENSEE WITH RESPECT TO THE WARRANITIES SET FORTH IN THIS SECTION 8.3.

8.4	In addition to the warranties stated above, Phoenix warrants to Licensee that:

(a) Phoenix has entered into written agreements with its employees, contractors, licensees or other applicable third parties, as necessary for it to comply with all of its obligations under this Agreement;

(b) [***]

(c) [***]

(d) [***]

(e) [***]

(f) Services will be performed in a good and workmanlike manner by individuals with sufficient skill, experience and training to fulfill Phoenix’s obligations under the terms of this Agreement;

(g) Phoenix will comply with all applicable export and import laws, regulations, orders, and policies (including, but not limited to, securing all necessary clearance requirements, export and import licenses and exemptions from, and making all proper filings with appropriate governmental bodies and/or disclosures relating to the release or transfer of technology and software to non U.S. nationals in the U.S., or outside the U.S., release or transfer of technology and software having U.S. content or derived from U.S.-origin software or technology);

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUEST Confidential	Phoenix Agreement Number: 73210100 Lenovo Agreement Number 4907L10470
(h) [***]

(i) [***]

(j) [***]

(k) Phoenix shall verify that any encryption technologies, included in any of the Deliverables, are classified with an Export Control Classification Number (ECCN), with the origin of the classification identified via CCATS number of self certification documentation as per U.S. Export Administration Regulations (EAR) that are implemented and enforced by the U.S. Department of Commerce Bureau of Industry and Security (BIS);

(l) [***]. Phoenix represents that it shall not include any explosive, hazardous, incendiary and/or destructive materials in any products transported under this Agreement; and

(m) All Deliverables and Services will process date data correctly (including, without limitation, correctly processing, providing, receiving, and displaying date data) within and between the twentieth and twenty-first centuries, and are designed to exchange date data accurately and correctly with other products (including, without limitation, hardware, software, and firmware) used with Deliverables and Services.

8.5	PHOENIX DISCLAIMS ALL OTHER WARRANTIES, EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE REGARDING OR RELATING TO ANY DELIVERABLES OR SERVICES FURNISHED OR PROVIDED TO LICENSEE UNDER THIS AGREEMENT. PHOENIX SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

9.	INDEMNIFICATION BY PHOENIX.

9.1	[***]

9.2	Phoenix will, at its own expense, defend, indemnify and hold Licensee harmless from any claim made or threatened or any suit or proceeding brought against Licensee to the extent based on an allegation that any Deliverable furnished to Licensee under this Agreement infringes a [***] copyright, patent, trademark or trade secret in existence during the term of this Agreement. Licensee shall: (a) notify Phoenix in writing within a reasonable period of time of such action; (b) give Phoenix the right to control and direct the defense and settlement of such action; (c) make no compromise, settlement or admission of liability that is not approved by Phoenix; and (d) provide reasonable assistance and cooperates in the defense of such action. Subject to the limitations set forth in Section 11, Phoenix shall pay any resulting damages, costs and expenses finally awarded to a third party, including but not limited to reasonable attorney’s fees, and any settlement to which Phoenix has agreed, and will pay Licensee’s reasonable attorney’s fees incurred in reviewing the claim. Phoenix will have no responsibility for the settlement of any claim, suit or proceeding made by Licensee without Phoenix’s prior written approval. Notwithstanding the foregoing, Licensee may retain counsel and participate in the defense of any such action or claim solely at its own option and expense, provided however that Licensee’s defense corresponds with Phoenix’s defense.

9.3	With respect to any claim made or threatened or any suit or proceeding brought against Licensee so far as it is based on an allegation that any Program furnished hereunder to Licensee infringes a [***] and in such event, any licenses granted by Phoenix to Licensee for such Programs shall terminate.

9.4	If any Deliverable is held to infringe and the use of such Deliverable is enjoined, Phoenix will at its expense: [***] and at such event, any licenses granted by Phoenix to Licensee for such Deliverable shall terminate.

9.5	Phoenix’s obligations as stated in this Section 9 will not apply to any claim, suit or proceeding to the extent it is based on: (a) any modification of the Deliverables other than by Phoenix or the combination of the Deliverables with non-Phoenix hardware or software, if the claim, suit or proceeding would have been avoided if the Deliverables had not been so modified or combined, [***]; or (b) any use of the Deliverables not authorized by this Agreement.

9.6	This Section 9 sets forth the entire obligation of Phoenix, and Licensee’s exclusive remedy, for the actual or alleged infringement by any Deliverables of any patent, copyright, trade secret or other intellectual property right of any person or entity.

10.	INDEMNIFICATION BY LICENSEE.

10.1	Licensee will, at its own expense, defend, indemnify and hold Phoenix harmless from any claim made or threatened or any suit or proceeding brought against Phoenix to the extent based on [***], infringes a [***] copyright or patent, trade mark, or trade secret. Phoenix shall: (a) notify Licensee in writing within a reasonable period of time of such action; (b) give Licensee the right to control and direct the defense and settlement of such action; (c) make no compromise, settlement or admission of liability that is not approved by Licensee; and (d) provide reasonable assistance and cooperates in the defense of such action. Subject to the limitations set forth in Section 11, Licensee shall pay any resulting damages, costs and expenses finally awarded to a third party, including but not limited to reasonable attorney’s fees, and any settlement to which Licensee has agreed, and will pay Phoenix’s reasonable attorney’s fees incurred in reviewing the claim. Licensee will have no

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUEST Confidential	Phoenix Agreement Number: 73210100 Lenovo Agreement Number 4907L10470
responsibility for the settlement of any claim, suit or proceeding made by Phoenix without Licensee’s prior written approval. Notwithstanding the foregoing, Phoenix may retain counsel and participate in the defense of such action or claim solely at its own option and expense; provided however that Phoenix’s defense corresponds with Licensee’s defense.

10.2	Licensee shall indemnify Phoenix against all claims, liabilities, proceedings, costs, damages, losses, liabilities or expenses incurred by Phoenix caused by the negligence or willful misconduct of any TPD or Affiliate in connection with the unauthorized use or disclosure of the Source Code.

11.	LIMITATION OF LIABILITY.

11.1	EXCEPT FOR ANY LIABILITY ARISING FROM SECTION [***] AND SECTION [***], IN NO EVENT WILL EITHER PARTY BE LIABLE TO EACH OTHER OR TO ANY THIRD PARTY FOR ANY CONSEQUENTIAL, INDIRECT, INCIDENTAL OR SPECIAL DAMAGES, EVEN IF THE PARTY TO BE CHARGED HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

11.2	EXCEPT FOR ANY LIABILITY ARISING FROM [***] IN NO EVENT WILL EITHER PARTY’S TOTAL LIABILITY UNDER ANY OR ALL PROVISIONS OF THIS AGREEMENT FOR ALL CAUSES OF ACTION ON A CUMULATIVE BASIS EXCEED [***] THE PAYMENTS ACTUALLY MADE TO PHOENIX BY LICENSEE UNDER THIS AGREEMENT DURING THE IMMEDIATELY PRECEDING [***] MONTH PERIOD [***].

11.3	NOTWITHSTANDING THE PROVISIONS OF SECTION 11.1 AND SECTION 11.2, EACH PARTY’S TOTAL LIABILITY UNDER SECTION [***] AND SECTION [***], RESPECTIVELY, SHALL NOT EXCEED [***].

11.4	THE PARTIES AGREE THAT PHOENIX HAS SET ITS PRICES AND ENTERED INTO THIS AGREEMENT IN RELIANCE UPON THE LIMITATIONS AND DISCLAIMERS IN THIS SECTION 11, WHICH REPRESENT A BARGAINED-FOR ALLOCATION OF RISK BETWEEN THE PARTIES (INCLUDING THE RISK THAT A CONTRACT REMEDY MAY FAIL OF ITS ESSENTIAL PURPOSE AND CAUSE CONSEQUENTIAL LOSS), AND FORMS AN ESSENTIAL BASIS OF THE BARGAIN BETWEEN THE PARTIES.

12.	CONFIDENTIALITY.

12.1	On April 26, 2005, Phoenix and Licensee, as successor-in-interest to International Business Machines Corporation, entered into a Confidential Disclosure Agreement; bearing agreement number 4905RL1052 (“2005 NDA”). For reference purposes, the 2005 NDA is provided in Attachment XII – Confidential Disclosure Agreement between Phoenix and Licensee.

12.2	The parties agree that any disclosure by a party (as “Discloser”) to the other party (as “Recipient”) of Confidential Information, as defined in the 2005 NDA, shall be disclosed by the parties pursuant to the provisions of the 2005 NDA.

12.3	Notwithstanding the provisions of the 2005 NDA, the parties agree as follows:
(a) the terms and conditions of this Agreement shall be considered Confidential Information, and neither Party will disclose the provisions of this Agreement other than to business, financial and legal advisors, or as required by law or regulation, without the express written consent of the other Party;
(b) prior to any disclosure of the Source Code and/or Internal Use Tools, the parties shall not be required to sign a Supplement to the 2005 NDA;
(c) prior to any disclosure of the Source Code and Internal Use Tools to any TPDs or Affiliates, such parties must be identified in an Attachment or Amendment to this Agreement;
(d) the Source Code and Internal Use Tools shall be considered Confidential Information, even if not so marked or identified as “confidential” or even if such information does not include any restrictive marking;
(e) the duty to protect the confidentiality of the terms and conditions of this Agreement shall continue for a period of five (5) years from the expiration date or termination date of this Agreement;
(f) the duty to protect the confidentiality of the Source Code shall survive any expiration or termination of this Agreement and continue until such time as Phoenix releases the Source Code into the public domain without any restriction on disclosure, if such an event ever occurs;
(g) the duty to protect the confidentiality of Phoenix’s Internal Use Tools shall continue for a period of five (5) years from the expiration date or termination date of this Agreement;
(h) the duty to protect the confidentiality of Lenovo Code and Lenovo Code Derivative Works shall survive any expiration or termination of this Agreement and continue until such time as Licensee releases the code into the public domain without any restriction on disclosure, if such an event ever occurs;
(i) the parties agree not to terminate the 2005 NDA during the term of this Agreement;
(j) in the event that any provision of the 2005 NDA conflicts with the provisions of this Agreement, then the provisions of this Agreement shall govern; and

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUEST Confidential	Phoenix Agreement Number: 73210100 Lenovo Agreement Number 4907L10470
(k) in the event that the 2005 NDA does not include a provision with regard to a particular subject matter, then the provisions of this Agreement shall govern.
13.	TERM AND TERMINATION.

13.1	The term of this Agreement shall commence on the Agreement Effective Date and shall continue for a period of [***] thereafter, unless earlier terminated by either party pursuant to this Section.

13.2	At any time after [***], Licensee may terminate this Agreement by [***].

13.3	Either party may terminate this Agreement upon thirty (30) days written notice to the other party if the other party is in material breach of this Agreement and such material breach is not cured within such period.

13.4	If either party: (a) becomes insolvent; (b) makes an assignment for the benefit of creditors; (c) files or has filed against it a petition in bankruptcy or seeking reorganization; (d) has a receiver appointed; and/or (e) institutes any proceedings for liquidation or winding up; then the other party may terminate this Agreement immediately by written notice.

13.5	Within ten (10) days after expiration or termination of this Agreement, each party shall (a) return or destroy the original and all copies of any Confidential Information (including all Deliverables) in its possession or control, including but not limited to all copies contained on any magnetic or optical storage device owned or controlled by such party, and (b) provide the other with a statement, signed by a authorized officer of such party, that the originals and all copies have been returned or destroyed. Except as otherwise set forth in this Section 13.5, upon expiration or termination, all licenses granted in this Agreement will cease and shall have no further effect; provided that end users of the Programs shall be permitted the continued and uninterrupted use. Upon expiration or termination, each Party will remain obligated under this Agreement for transactions that have already been completed and to those parts of the Agreement relating to ownership, confidentiality, warranties, indemnity, limitation of liability, payment terms, obligations upon expiration or termination, and any other applicable provisions which by their nature would survive any such expiration or termination of this Agreement.

13.5.1 [***]

13.5.2 [***]

13.5.3 Notwithstanding the foregoing, upon termination of this Agreement due to Phoenix becoming insolvent or Phoenix instituting any proceedings for liquidation or winding up, as set forth in Section 13.3, then Phoenix agrees the license rights set forth herein for Deliverables licensed by Phoenix to Licensee prior to such termination shall remain in effect; and Licensee agrees such programs shall be subject to the provisions of this Agreement.

14.	GENERAL.

14.1	Assignment. Neither party may assign (by operation of law or otherwise) any or all of its rights and obligations under this Agreement without the prior written consent of the other party, provided however, that each Party may assign its rights and obligations on written notice to the other Party without such consent: (a) in the case of Phoenix, to its wholly-owned subsidiaries; and (b) in the case of Licensee, to Licensee’s parent and parent’s wholly-owned subsidiaries; so long as, in any assignment to such a subsidiary, Phoenix or Licensee’s parent, as the case may be, guarantee the performance of the assignee-subsidiary. Subject to the foregoing sentence, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and permitted assigns.

14.2	Governing Law and Jurisdiction. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without reference to its conflict of law rules. The United Nations Convention on Contracts for the International Sale of Goods is expressly excluded from application to this Agreement.

14.3	Partial Invalidity; Waiver. In the event that any provision of this Agreement is held by a court of competent jurisdiction to be invalid, such provision shall be severed from this Agreement and shall not affect the validity of this Agreement as a whole or any of its other provisions. No waiver of any provision of this Agreement shall be effective unless it is set forth in a writing that refers to the provision so waived and is executed by an authorized representative of the party waiving its rights. No failure or delay by either party in exercising any right, power or remedy will operate as a waiver of any such right, power or remedy.

14.4	Injunctive Relief. Each party agrees that any actual or threatened breach of the confidentiality and licensing provisions of this Agreement may cause substantial harm to the non-breaching party that may not be cured by money damages; therefore, either party may seek equitable relief upon request to protect such rights under this Agreement.

14.5	Notices. Any notice required or permitted to be made or given by either party will be deemed sufficiently made or given on the date of issuance if sent by certified mail, commercial courier, personal delivery, or a similar delivery method with a receipt for delivery. Any notice shall be addressed to the other party at the address in the header of this Agreement or to such other address as a party may designate by written notice given to the other party. Notices to Phoenix shall be sent to the attention of the General Counsel.

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUEST Confidential	Phoenix Agreement Number: 73210100 Lenovo Agreement Number 4907L10470

14.6	Export. Each party agrees that it will not, nor will it authorize any third party to, export or re-export the Deliverables, in any form, without first obtaining any required United States and/or other governmental licenses or other authorization. By entering into this Agreement, Licensee represents and warrants that it is neither: (a) located in or under the control of, nor is a national or resident of, any U.S. embargoed country; or (b) listed on, or under the control of any person listed on, the U.S. Treasury Department’s list of Specially Designated Nationals or the U.S. Commerce Department’s Table of Denial Orders. If any licenses or authorizations are required, as relates to Phoenix products, then Phoenix agrees to provide reasonable assistance to Licensee, upon request from Licensee.
14.7	Entire Agreement. The provisions of this Agreement (including any attachments, exhibits, exhibit amendments and amendments) constitute the entire agreement between the parties and supersede all prior agreements, oral or written, and all other communications relating to the subject matter of this Agreement.
As shown by its signature below, each party agrees to all provisions of this Agreement and has caused this Agreement to be executed on the date specified below by an individual authorized to sign on behalf of such party.

Phoenix: Phoenix Technologies Ltd.		Licensee: Lenovo (Singapore) Pte. Ltd.

Authorized Signature:	/s/ Phoenix Technologies	Authorized Signature:	/s/ Lenovo

Printed Name:		Printed Name:

Title:		Title:

Date:		Date:

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUEST Confidential	Phoenix Agreement Number: 73210100 Lenovo Agreement Number 4907L10470

SUMMARY OF ATTACHMENTS
The following Attachments are referenced pursuant to the terms and conditions of this Agreement:

Attachment IA	Licenses and Services (Mobile)

Attachment IB	Licenses and Services (Desktop)

Attachment IC	Licenses and Services (Options)

Attachment ID	Licenses and Services (Special Requirements)

Attachment IE	Licenses and Services (MLA Summary)

Attachment II	Definitions

Attachment III	Program (Object Code) License

Attachment IV	Tool License

Attachment V	Engineering Services

Attachment VI	Intentionally Left Blank

Attachment VII	Source Code License

Attachment VIII	Maintenance

Attachment IX	CSS Standard Support Program

Attachment X	Document Forms

Form A – Non-Disclosure Agreement

Form B – Authorization Form

Form C – Quarterly Support Services Usage Report

Form D – Certification of Originality

Form E – Lenovo Technology Form

Form F – Licensee Travel and Expense Policy

Form G – Evaluation/Beta Product Form

Attachment XI	Evaluation and Beta Licenses

Attachment XII	Confidential Disclosure Agreement between Phoenix and Licensee

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.